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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2005
                                                          ---------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                         1-8769                        31-4362899
---------------                 ----------------              ------------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                   ------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                       1
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.01   Entry into a Material Definitive Agreement.

         On April 20, 2005, the Directors of R. G. Barry Corporation (the "Company") adopted the 2005 R. G. Barry Management Bonus Plan (the "Plan"). Certain employees of the Company, including executive officers, will be eligible to participate in the Plan. Bonuses under the plan are based on the achievement of individual and Company performance objectives at varying levels. To receive a bonus under the Plan, both the applicable company threshold objectives and the participant's individual/department threshold objectives must be met. Upon the achievement these objectives, a participant will receive a bonus based on a percentage of his or her annual salary. The levels of bonus range from 6.25% to 80% of a participant's 2005 annual base salary, depending upon the participant's position with the Company. The executive officers of the Company who participate in the Plan and their minimum and maximum potential bonuses (if applicable objectives are met) are indicated below:

                                                                                             Potential Bonus
                                                                                         (as % of Annual Salary)
                                                                                        -------------------------
         Name                                  Position                                 Threshold         Maximum
         ----                                  --------                                 ---------         -------
         Thomas M. Von Lehman                  President and Chief Executive               20%              80%
                                               Officer

         Daniel D. Viren                       Sr. Vice President - Finance,               17.5%            55%
                                               Chief Financial Officer, Secretary
                                               and Treasurer

         Harry F. Miller                       Vice President - Human Resources            12.5%            50%


         The approval of the Plan by the Board of Directors of the Company shall not be deemed to create an enforceable agreement between the Company and any eligible participant and the Board retains the discretion to change the design of and participants in the Plan without notice to or approval of participants. No entitlement to payouts under the Plan shall exist until the payments are authorized by the Board of Directors.

         A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Plan.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01         Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.
                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.         Description
                  -----------         -----------
                     10.1             2005 R. G. Barry Management Bonus Plan


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        R. G. BARRY CORPORATION


April 25, 2005                          By:   /s/ Daniel D. Viren
                                            ------------------------
                                            Daniel D. Viren
                                            Senior Vice President - Finance,
                                            Chief Financial Officer, Secretary
                                            and Treasurer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated April 20, 2005

                             R. G. Barry Corporation



         Exhibit No.           Description
         -----------           -----------

            10.1               2005 R. G. Barry Management Bonus Plan